Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 26 – SUBSEQUENT EVENTS

On January 5, 2023, the Company paid an advance of $1 million to a third-party company, which was related to potential oversea land and warehouses purchase for the purpose of expanding business in Southeast Asia.

On February 10, 2023, the Company repaid government loan of RMB 4 million, and expects to repay the rest RMB 6 million after receiving a public company grant of RMB 6 million from the government during the second half of 2023.

On May 5, 2023, the Company received $4 million of returned advances related to the oversea land purchase in North America, which was disclosed in Note 6 above.

The Company has evaluated subsequent events through the date the financial statements were available to be issued. No other matters were identified affecting the accompanying financial statements or related disclosures.